                                EXHIBIT Q-2

                  INCIDENTAL REGISTRATION RIGHTS AGREEMENT

                        CLOSING DISTRIBUTEE PARTNERS

     This INCIDENTAL REGISTRATION RIGHTS AGREEMENT is made as of the 21st day of December, 1995 (this "Agreement"), between THE MACERICH COMPANY, a Maryland corporation (the "Company") and JOHN L. DEBENEDETTI, TRUSTEE OF THE DEBENEDETTI FAMILY TRUST ("Investor").

                            W I T N E S E T H:

     WHEREAS, the Company has agreed to provide Investor with certain registration rights as set forth in this Agreement with respect to the units ("OP Units") held by Investor representing a limited partnership interest in The Macerich Partnership, L.P., a Delaware limited partnership (the "Partnership"), which may be redeemed for shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock");

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                ARTICLE I

                          CERTAIN DEFINITIONS

     1.1. "BUSINESS DAY" means any day on which the New York Stock Exchange is open for trading.

     1.2.    "CLOSING DATE" means the date hereof.

     1.3. "ELIGIBLE SECURITIES" means all or any portion of any shares of Common Stock acquired by Investor upon redemption of OP Units held by Investor on the Closing Date, subject to the provision of Section 3.4 hereof.

     As to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or, (ii) such securities are permitted to be

                                    Q-2-1
distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act or, (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act.

     1.4. "PERSON" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

     1.5. "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following; (i) the fees, disbursements and expenses of the Company's counsel(s) (United States and foreign), accountants and experts in connection with the registration of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers;
(iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of; (iv) all expenses in connection with the qualification of Eligible Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Eligible Securities to be disposed of; and (vi) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange on which securities of the same class are then listed; PROVIDED, however, that Registration Expenses with respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible Securities or transfer taxes applicable to Eligible Securities.

     1.6.    "SEC" means the Securities and Exchange Commission.

                                    Q-2-2

          1.7. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.


                                   ARTICLE II

                        EFFECTIVENESS OF REGISTRATION RIGHTS
                        ------------------------------------

          2.1. EFFECTIVENESS OF REGISTRATION RIGHTS. This Agreement shall become effective immediately; PROVIDED, HOWEVER, that the exercise by Investor of any registration rights granted pursuant to Article 3 hereof prior to eighteen (18) months from the Closing Date shall be subject to Investor first having received written consent from the Company.


                                   ARTICLE III

                           INCIDENTAL REGISTRATION RIGHTS
                           ------------------------------

          3.1. NOTICE AND REGISTRATION. If the Company proposes to register any shares of Common Stock or other securities issued by it having terms substantially similar to Eligible Securities ("Other Securities") for public sale under the Securities Act to be offered for sale by, and for the benefit of, the Company on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act or as specified in Section 3.1(d) below, it will give prompt written notice to Investor (whether or not the direct holder of Eligible Securities) of its intention to do so, and upon the written request of Investor (the "Investor Notice") delivered to the Company within fifteen (15) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by Investor and the intended method of disposition thereof) the Company will use all reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by Investor, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, provided that:

            (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to Investor and thereupon the Company shall be relieved of its obligation to register such


                                     Q-2-3

Eligible Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 3.2);

      (b) The Company will not be required to effect any registration pursuant to this Article 3 if the Company shall have been advised in writing (with a copy to Investor) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities by the Company, that in such firm's opinion, a registration of the number of Eligible Securities which the Company has been requested to register by Investor and any existing or future holder of incidental registration rights (collectively, the "Selling Shareholders") at that time would adversely affect the Company's own scheduled offering or the market price of the Common Stock (a "Full Cutback"), provided, however, that if registration of some but not all of the shares requested to be registered by Investor and any other Selling Shareholder would not adversely affect the Company's offering or the market price of the Common Stock, the aggregate number of shares of all of the Selling Shareholders that may be included in such registration shall be allocated first, to the Selling Shareholders who presently have demand registration rights with the Company and their permitted transferees in accordance with their respective registration rights agreements and second, if applicable, to the other Selling Shareholders pro rata according to the total number of shares for which registration was initially requested by such Selling Shareholders (a "Pro Rata Cutback");

      (c) The Company shall not be required to effect any registration of Eligible Securities under this Article 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans;

      (d) If the Company proposes to register any Other Securities to be offered for sale by, and for the benefit of the Company, utilizing an unallocated shelf registration statement on Form S-3 and the SEC does not permit any secondary offering by an Investor to be registered in connection therewith, the Company agrees to use all reasonable efforts to effect the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by Investor, to the extent such secondary offering may be registered utilizing a registration statement on Form S-3 and to the extent required to permit the disposition of Eligible Securities so to be registered. Any registration to be effected pursuant

                                     Q-2-4
     to this Section 3.1(d) shall be subject to the limitations and restrictions set forth in this Agreement; and

           (e) Investor shall have the right to request registration of Eligible Securities pursuant to this Article 3 no more than a total of two times during the life of this Agreement. No registration request by an Investor shall be deemed a request for purposes of this Section 3.1(e) unless all of the Eligible Securities requested to be registered by an Investor as specified in an Investor Notice are so registered by the Company in accordance with the provisions of this Agreement.

          3.2. REGISTRATION EXPENSES. The Company (as between the Company and Investor) shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 3.

          3.3. NOTICE REQUIREMENTS.

          (a) At the time of the delivery of the Investor Notice, Investor must directly hold the number of Eligible Securities that Investor is requesting to be registered or follow the procedures specified herein. If at the time of the delivery of the Investor Notice Investor does not directly hold the number of Eligible Securities that Investor is requesting to be registered, an exercise notice (the "Exercise Notice") must also be delivered in accordance with the partnership agreement of the Partnership requesting the redemption of OP Units (which together with any other Eligible Securities directly held by Investor) equal the number of Eligible Securities Investor is requesting the Company register pursuant to Article 3. If upon delivery of the Exercise Notice, all or any portion of the OP Units are redeemed for cash or Unrestricted Common Stock (as defined below), the Investor Notice will be deemed to be amended to reflect the change in the number of shares of restricted Common Stock received upon such redemption.

           (b) Notwithstanding any provision of the Partnership Agreement to the contrary, this Exercise Notice may only be revoked by Investor if
     (i) the registration statement filed in connection with such registration of Eligible Securities does not become effective, or
     (ii) the Eligible Securities that the Investor is requesting to be registered are not included in such registration statement in accordance with the provisions hereof, or (iii) a Full Cutback has occurred, or (iv) a Pro Rata Cutback has occurred; provided, however, that, in such event, the Exercise Notice may be revoked only with respect to the number of Eligible Securities not included in such registration statement. Within five (5) Business Days of receipt of written notice of any of the events described above, Investor must provide written notice

                                     Q-2-5
     to the Company of the intent of Investor to withdraw the Exercise Notice or Investor will be deemed to have declined the right to revoke the Exercise Notice.

          3.4. ISSUANCE OF UNRESTRICTED COMMON STOCK. If upon any redemption of Op Units the Company issues to Investor Common Stock where its issuance was registered under the Securities Act ("Unrestricted Common Stock"), such shares of Unrestricted Common Stock shall not be deemed Eligible Securities for purposes of this Agreement and Investor will have no registration rights, and the Company will be relieved of all of its obligations hereunder, with respect to those shares of Unrestricted Common Stock.


                                   ARTICLE IV

                             REGISTRATION PROCEDURES
                             -----------------------

          4.1. REGISTRATION AND QUALIFICATION. If and whenever the Company is required to use all reasonable efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Article 3, the Company will as promptly as is practicable:

           (a) prepare, file and use all reasonable efforts to cause to become effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;

           (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by Investor set forth in such registration statement or the expiration of twelve (12) months after such registration statement become effective;

           (c) furnish to Investor and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as Investor or such underwriter may reasonably request;

                                     Q-2-6

          (d) use all reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Investor or any underwriter of such Eligible Securities shall reasonably request, and do any and all other acts and things which may be reasonably requested by Investor or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;

          (e) use all reasonable efforts to list the Eligible Securities on each national securities exchange on which the Common Stock is then listed, if the listing of such securities is then permitted under the rules of such exchange; and

          (f) immediately notify Investor at any time when a prospectus relating to a registration pursuant to Article 3 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of Investor prepare and furnish to such Investor as many copies of a supplement to or an amendment of such prospectus as Investor may reasonably request so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company may require Investor to furnish the Company such information regarding Investor and the distribution of such Eligible Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration. The Company may also impose such restrictions and limitations on the distribution of such Eligible Securities as the Company reasonably believes are necessary or advisable to comply with applicable law or to effect an orderly distribution, including those restrictions set forth in Section 4.3 hereof.

                                     Q-2-7

          4.2.  UNDERWRITING.

          (a) In the event that any registration pursuant to Article 3 hereof shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities requested to be registered pursuant to Article 3 to be included in such underwriting on the same terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In such case, the holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by Investor and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 6. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Eligible Securities.

          (b) If requested by the underwriters for any underwritten offering of Eligible Securities pursuant to a registration requested hereunder, the Company will enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 6 hereof. Investor shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of Investor. Such agreement shall also contain such representations and warranties by Investor and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in
     Article 6.

          4.3. BLACKOUT PERIODS. At any time when a registration statement effected pursuant to Article 3 relating to Eligible Securities is effective, upon written notice from the Company to Investor that the Company has determined in good faith, with the advice of counsel, that Investor's sale of Eligible Securities pursuant to the registration statement would require disclosure

                                     Q-2-8
of non-public material information the disclosure of which would have a material adverse effect on the Company or would otherwise adversely effect a material financing, acquisition, disposition, merger or other comparable transaction, Investor shall suspend sales of Eligible Securities pursuant to such registration statement until the earlier of:

               (X) the date upon which such material information is disclosed to the public or ceases to be material, or

               (Y) such time as the Company notifies Investor that sales pursuant to such registration statement may be resumed.

           4.4 QUALIFICATION FOR RULE 144 SALES. The Company will take all actions reasonably necessary to comply with the filing requirements described in Rule 144(c) so as to enable Investor to sell Eligible Securities without registration under the Securities Act and, upon the written request of Investor, the Company will deliver to Investor a written statement as to whether it has complied with such filing requirements.


                                   ARTICLE V

                    PREPARATION; REASONABLE INVESTIGATION

           5.1 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Eligible Securities under the Securities Act, the Company will give Investor and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Investor and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.


                                   ARTICLE VI

                       INDEMNIFICATION AND CONTRIBUTION

           6.1  Indemnification and Contribution.

           (a) In the event of any registration of Eligible Securities hereunder, the Company will enter into customary indemnification arrangements to indemnify and hold harmless Investor, and each Person who participates as an underwriter in the offering or sale of such securities, and each Person,


                                     Q-2-9
if any, who controls such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Investor expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Investor or any such Person and shall survive the transfer of such securities by Investor. The Company also shall agree to provide provision for contribution as shall be reasonably requested by Investor or any underwriters in circumstances where such indemnity is held unenforceable.

      (b) Investor, by virtue of exercising its registration rights hereunder, agrees and undertakes to enter into customary indemnification arrangements to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Article 6) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each Person who participates as an underwriter in the offering or sale of such securities and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by Investor to


                                     Q-2-10
     the Company expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of the registered securities by Investor and the expiration of this Agreement. Investor also shall be reasonably requested by the Company or any underwriters in circumstances where such indemnity is held unenforceable.

          (c) Indemnification and contribution similar to that specified in the preceding subdivisions of this Article 6 (with appropriate modifications) shall be given by the Company and Investor with respect to any required registration or other qualification of Eligible Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

                                  ARTICLE VII

                         TRANSFER OF REGISTRATION RIGHTS

          7.1. TRANSFER OF REGISTRATION RIGHTS. Investor may NOT transfer the registration rights granted hereunder to any other Person.


                                  ARTICLE VIII

                                  MISCELLANEOUS

          8.1. CAPTIONS. The captions or headings in this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

          8.2. SEVERABILITY. If any clause, provision or section of this Agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

          8.3. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the internal laws of the State of California, without reference to its rules as to conflicts or choice of laws.

          8.4. MODIFICATION AND AMENDMENT. This Agreement may not be changed, modified, discharged or amended, except by an instrument signed by all of the parties hereto.

                                     Q-2-11

          8.5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          8.6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

          8.7. NOTICES. All notices, requests, demands, consents and other communications required or permitted to be given pursuant to this Agreement shall be in writing and delivered by hand, by overnight courier delivery service or by certified mail, return receipt requested, postage prepaid. Notices to Investor shall be made to the address listed on the stock transfer records of the Company.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.



                                        THE MACERICH COMPANY


                                        By: /s/ Richard A. Bayer
                                           -------------------------------------
                                           Name:  Richard A. Bayer
                                           Title: General Counsel and Secretary



                                        INVESTOR:

                                        /s/ John L. Debenedetti
                                        ----------------------------------------
                                        Print Name: JOHN L. DEBENEDETTI, TRUSTEE
                                                    DEBENEDETTI FAMILY TRUST

                                        Address:    497 Stockbridge Avenue
                                                    Atherton, California 94027







                                       Q-2-12